Exhibit 10.26

NFL PLAYER CONTRACT

THIS CONTRACT is between                                              KENDALL WRIGHT                                     , hereinafter “Player,” and                                                        TENNESSEE FOOTBALL, INC.                                                                        , a                                               DELAWARE                                                 corporation                  hereinafter “Club,” operating under the name of the                                           TENNESSEE TITANS                                     as a member of the National Football League, hereinafter “League.” In consideration of the promises made by each to the other, Player and Club agree as follows:

1.TERM. This contract covers    4    football season(s), and will begin on the date of execution or March 1,    2012    , whichever is later, and end on February 28 or 29,    2016    , unless extended, terminated, or renewed as specified elsewhere in this contract.

2.EMPLOYMENT AND SERVICES. Club employs Player as a skilled football player. Player accepts such employment. He agrees to give his best efforts and loyalty to the Club, and to conduct himself on and off the field with appropriate recognition of the fact that the success of professional football depends largely on public respect for and approval of those associated with the game. Player will report promptly for and participate fully in Club’s official mandatory minicamp(s), official preseason training camp, all Club meetings and practice sessions, and all preseason, regular season and postseason football games scheduled for or by Club. If invited, Player will practice for and play in any all-star football game sponsored by the League. Player will not participate in any football game not sponsored by the League unless the game is first approved by the League.

3.OTHER ACTIVITIES. Without prior written consent of the Club, Player will not play football or engage in activities related to football otherwise than for Club or engage in any activity other than football which may involve a significant risk of personal injury. Player represents that he has special, exceptional and unique knowledge, skill, ability, and experience as a football player, the loss of which cannot be estimated with any certainty and cannot be fairly or adequately compensated by damages. Player therefore agrees that Club will have the right, in addition to any other right which Club may possess, to enjoin Player by appropriate proceedings from playing football or engaging in football-related activities other than for Club or from engaging in any activity other than football which may involve a significant risk of personal injury.

4.PUBLICITY AND NFLPA GROUP LICENSING PROGRAM.

(a)Player hereby grants to Club and the League, separately and together, the right and authority to use, and to authorize others to use solely as described below, his name, nickname, initials, likeness, image, picture, photograph, animation, persona, autograph/signature (including facsimiles thereof), voice, biographical information and/or any and all other identifying characteristics (collectively, “Publicity Rights”), for any and all uses or purposes that publicize and promote NFL Football, the League or any of its member clubs in any way in any and all media or formats, whether analog, digital or other, now known or hereafter developed, including, but not limited to, print, tape, disc, computer file, radio, television, motion pictures, other audio-visual and audio works, Internet, broadband platforms, mobile platforms, applications, and other distribution platforms. Without limiting the foregoing, this grant includes the right to use Player’s Publicity Rights for the purpose of publicizing and promoting the following aspects of NFL Football, the League and/or any of its member clubs: brands, games, ticket sales, game broadcasts and telecasts, programming focused on the NFL, one or more NFL clubs and/or their games and events (e.g., coaches shows, highlight based shows such as Inside the NFL, behind-the-scenes programming such as Hard Knocks), other NFL-related media offerings (e.g., branded content segments featuring NFL game footage and other programming enhancements), media distribution platforms (e.g., NFL.com, NFL Mobile, NFL Network), official events (e.g., NFL Kickoff, NFL Draft), officially sanctioned awards programs (e.g., Rookie of the Year), and public service or community oriented initiatives (e.g., Play60). For purposes of clarity, the foregoing grant of rights includes the right and authority to use, and to authorize affiliates or business partners to use, after the term of this Agreement any Publicity Rights fixed in a tangible medium (e.g., filmed, photographed, recorded or otherwise captured) during the term of this Agreement solely for the purposes described herein. Notwithstanding anything to the contrary, the foregoing grant does not confer, during or after the term of this Agreement, any right or authority to use Player’s Publicity Rights in a manner that constitutes any endorsement by Player of a third-party brand, product or service (“Endorsement”). For purposes of clarity, and without limitation, it shall not be an Endorsement for Club or the League to use, or authorize others to use, including, without limitation, in third party advertising and promotional materials, footage and photographs of Player’s participation in NFL games or other NFL events that does not unduly focus on, feature, or highlight, Player in a manner that leads the reasonable consumer to believe that Player is a spokesperson for, or promoter of, a third-party commercial product or service.

Player will cooperate with the news media, and will participate upon request in reasonable activities to promote the Club and the League.

Player and National Football League Players Association, including any of its affiliates (“NFLPA”) do not and will not contest during or after the term of this agreement, and this hereby confirms their acknowledgment of, the exclusive rights of the League, Club and any NFL member club (i) to telecast, broadcast, or otherwise distribute, transmit or perform, on a live, delayed, or archived basis, in any and all media now known or hereafter developed, any NFL games or any excerpts thereof and (ii) to produce, license, offer for sale, sell, market, or otherwise distribute or perform (or authorize a third party to do any of the foregoing), on a live, delayed, or archived basis, any NFL games or any excerpts thereof, in any and all media now known or hereafter developed, including, but not limited to, packaged or other electronic or digital media.

Nothing herein shall be construed to grant any Publicity Rights for use in licensed consumer products, whether traditional or digital (e.g., video games, trading cards, apparel), other than such products that constitute programming (as described herein) or news and information offerings regardless of medium (e.g., DVDs, digital highlight offerings).

(b)Player hereby assigns the NFLPA and its licensing affiliates, if any, the exclusive and unlimited right to use, license and sublicense the right to use his name, nickname, initials, autograph/signature (including facsimiles), voice, picture, photograph, animation, image, likeness, persona, jersey number, statistics, data, copyrights, biographical information and/or other personal indicia (individually and collectively, “Rights”) for use in connection with any product, brand, service, appearance, product line or other commercial use and any sponsorship, endorsement or promotion thereof, when more than five (5) NFL player Rights are involved, regardless of team affiliation and whether that number is reached using player Rights simultaneously or individually, in any form, media, or medium (now known or hereafter developed) during a consecutive 12-month period (a “group licensing program”). For sponsorships, endorsements, and promotions, group licensing programs are further defined as those: (a) in any one product category, as defined by industry standards; or (b) in different categories if the products all use similar or derivative design or artwork, or one player product is used to promote another player product.

The Rights may also be used for the promotion of the NFLPA, its affiliated entities and/or its designees (the “NFLPA Entities”), provided such promotion does not constitute an endorsement by Player of a commercial product not a part of a group licensing program. Player agrees to participate, upon request of the NFLPA and without additional compensation, in reasonable activities to promote the NFLPA Entities, which shall include (i) up to three (3) personal appearances per year or (ii) up to fifteen (15) minutes per week dedicated to promoting the NFLPA Entities. Player retains the right to grant permission to others to utilize his Rights if that individual or entity is not concurrently utilizing the Rights of five (5) or more other NFL players for any commercial purpose whatsoever. If Player’s inclusion in an NFLPA program is precluded by an individual exclusive endorsement agreement, and Player provides the NFLPA with immediate written notice of that preclusion, the NFLPA agrees to exclude Player from that particular program. Should Player fail to perform any of his obligations hereunder, the NFLPA may withhold payments owed to Player, if any, in connection with this Group Licensing Assignment.

In consideration for this assignment of rights, the NFLPA agrees to use the revenues it receives from group licensing programs to support the objectives as set forth in the Bylaws of the NFLPA and as otherwise determined by the NFLPA Board. The NFLPA further agrees to use reasonable efforts to promote the use of NFL player Rights in group licensing programs, to provide group licensing opportunities to all NFL players, and to monitor and police unauthorized third-party use of the Rights. The NFLPA makes no representations regarding group licensing other than those expressed herein. This agreement shall be construed under Virginia law.

The assignment in this paragraph shall expire on December 31 of the latter of (i) the third year following the execution of this contract, or (ii) the year after this contract expires, and may not be revoked, terminated or otherwise assigned in any manner by Player until such date. Neither Club nor the League is a party to the terms of this paragraph, which is included herein solely for the administrative convenience and benefit of Player and the NFLPA. Nothing in Paragraph 4b shall be construed or deemed to modify in any way the rights set forth in Paragraph 4a, and the fact that Paragraph 4b (or any of the terms thereof) appears in the Player Contract shall not be referred to, relied upon, or otherwise cited by Player and/or the NFLPA or any of its affiliates in any dispute or legal proceeding as evidence that the NFL, any NFL entity, any Club or Club Affiliate, or any licensee of any of the foregoing has consented, agreed, acknowledged, or does not contest the applicability or interpretation of Paragraph 4b.

5.COMPENSATION. For performance of Player’s services and all other promises of Player, Club will pay Player a yearly salary as follows:

$ 390,000 /* for the 2012 season;

$ 480,000 /* for the 2013 season;

$ 570,000 /* for the 2014 season;

$ 884,000 /* for the 2015 season;

$ /* for the 20 season;

$ /* for the 20 season;

$ /* for the 20 season;

$ /* for the 20 season;

$ /* for the 20 season;

$ /* for the 20 season;

$ /* for the 20 season;

$ /* for the 20 season.

(* - designates the compensation Club will pay player if the player is not on Club’s Active/Inactive List)

In addition, Club will pay Player such earned performance bonuses as may be called for in this contract; Player’s necessary traveling expenses from his residence to training camp; Player’s reasonable board and lodging expenses during preseason training and in connection with playing preseason, regular season, and postseason football games outside Club’s home city; Player’s necessary traveling expenses to and from preseason, regular season, and postseason football games outside Club’s home city; Player’s necessary traveling expenses to his residence if this contract is terminated by Club; and such additional compensation, benefits and reimbursement of expenses as may be called for in any collective bargaining agreement in existence during the term of this contract. (For purposes of this contract, a collective bargaining agreement will be deemed to be “in existence” during its stated term or during any period for which the parties to that agreement agree to extend it.)

6.PAYMENT. Unless this contract or any collective bargaining agreement in existence during the term of this contract specifically provides otherwise, Player will be paid 100% of his yearly salary under this contract in equal weekly or biweekly installments over the course of the applicable regular season period, commencing with the first regular season game played by Club in each season. Unless this contract specifically provides otherwise, if this contract is executed or Player is activated after the beginning of the regular season, the yearly salary payable to Player will be reduced proportionately and Player will be paid the weekly or biweekly portions of his yearly salary becoming due and payable after he is activated. Unless this contract specifically provides otherwise, if this contract is terminated after the beginning of the regular season, the yearly salary payable to Player will be reduced proportionately and Player will be paid the weekly or bi weekly portions of his yearly salary having become due and payable up to the time of termination.

7.DEDUCTIONS. Any advance made to Player will be repaid to Club, and any properly levied Club fine or Commissioner fine against Player will be paid, in cash on demand or by means of deductions from payments coming due to the Player under this contract, the amount of such deductions to be determined by Club unless this contract or any collective bargaining agreement in existence during the term of this contract specifically provides otherwise.

8.PHYSICAL CONDITION. Player represents to Club that he is and will maintain himself in excellent physical condition. Player will undergo a complete physical examination by the Club physician upon Club request, during which physical examination Player agrees to make full and complete disclosure of any physical or mental condition known to him which might impair his performance under this contract and to respond fully and in good faith when questioned by the Club physician about such condition. If Player falls to establish or maintain his excellent physical condition to the satisfaction of the Club physician, or make the required full and complete disclosure and good faith responses to the Club physician, then Club may terminate this contract.

9.INJURY. Unless this contract specifically provides otherwise, if Player is injured in the performance of his services under this contract and promptly reports such injury to the Club physician or trainer, then Player will receive such medical and hospital care during the term of this contract as the Club physician may deem necessary, and will continue to receive his yearly salary for so long, during the season of injury only and for no subsequent period covered by this contract, as Player is physically unable to perform the services required of him by this contract because of such injury. If Player’s injury in the performance of his services under this contract results in his death, the unpaid balance of his yearly salary for the season of injury will be paid to his stated beneficiary, or in the absence of a stated beneficiary, to his estate.

10.WORKERS’ COMPENSATION. Any compensation paid to Player under this contract or under any collective bargaining agreement in existence during the term of this contract for a period during which he is entitled to workers’ compensation benefits by reason of temporary total, permanent total, temporary partial, or permanent partial disability will be deemed an advance payment of workers’ compensation benefits due Player, and Club will be entitled to be reimbursed the amount of such payment out of any award of workers’ compensation.

11.SKILL, PERFORMANCE AND CONDUCT. Player understands that he is competing with other players for a position on Club’s roster within the applicable player limits. If at any time, in the sole judgment of Club, Player’s skill or performance has been unsatisfactory as compared with that of other players competing for positions on Club’s roster, or if Player has engaged in personal conduct reasonably judged by Club to adversely affect or reflect on Club, then Club may terminate this contract. In addition, during the period any salary cap is legally in effect, this contract may be terminated if, in Club’s opinion, Player is anticipated to make less of a contribution to Club’s ability to compete on the playing field than another player or players whom Club intends to sign or attempts to sign, or another player or players who is or are already on Club’s roster, and for whom Club needs room.

12.TERMINATION. The rights of termination set forth in this contract will be in addition to any other rights of termination allowed either party by law. Termination will be effective upon the giving of written notice, except that Player’s death, other than as a result of injury incurred in the performance of his services under this contract, will automatically terminate this contract. If this contract is terminated by Club and either Player or Club so requests, Player will promptly undergo a complete physical examination by the Club physician.

13.INJURY GRIEVANCE. Unless a collective bargaining agreement in existence at the time of termination of this contract by Club provides otherwise, the following Injury Grievance procedure will apply: If Player believes that at the time of termination of this contract by Club he was physically unable to perform the services required of him by this contract because of an injury incurred in the performance of his services under this contract, Player may, within 60 days after examination by the Club physician, submit at his own expense to examination by a physician of his choice. If the opinion of Player’s physician with respect to his physical ability to perform the services required of him by this contract is contrary to that of the Club’s physician, the dispute will be submitted within a reasonable time to final and binding arbitration by an arbitrator selected by Club and Player or, if they are unable to agree, one selected in accordance with the procedures of the American Arbitration Association on application by either party.

14.RULES. Player will comply with and be bound by all reasonable Club rules and regulations in effect during the term of this contract which are not inconsistent with the provisions of this contract or of any collective bargaining agreement in existence during the term of this contract. Player’s attention is also called to the fact that the League functions with certain rules and procedures expressive of its operation as a joint venture among its member clubs and that these rules and practices may affect Player’s relationship to the League and its member clubs independently of the provisions of this contract.

15.INTEGRITY OF GAME. Player recognizes the detriment to the League and professional football that would result from impairment of public confidence in the honest and orderly conduct of NFL games or the integrity and good character of NFL players. Player therefore acknowledges his awareness that if he accepts a bribe or agrees to throw or fix an NFL game; fails to promptly report a bribe offer or an attempt to throw or fix an NFL game; bets on an NFL game; knowingly associates with gamblers or gambling activity; uses or provides other players with stimulants or other drugs for the purpose of attempting to enhance on-field performance; or is guilty of any other form of conduct reasonably judged by the League Commissioner to be detrimental to the League or professional football, the Commissioner will have the right, but only after giving Player the opportunity for a hearing at which he may be represented by counsel of his choice, to fine Player in a reasonable amount; to suspend Player for a period certain or indefinitely; and/or to terminate this contract.

16.EXTENSION. Unless this contract specifically provides otherwise, if Player becomes a member of the Armed Forces of the United States or any other country, or retires from professional football as an active player, or otherwise fails or refuses to perform his services under this contract, then this contract will be tolled between the date of Player’s induction into the Armed Forces, or his retirement, or his failure or refusal to perform, and the later date of his return to professional football. During the period this contract is tolled, Player will not be entitled to any compensation or benefits. On Player’s return to professional football, the term of this contract will be extended for a period of time equal to the number of seasons (to the nearest multiple of one) remaining at the time the contract was tolled. The right of renewal, if any, contained in this contract will remain in effect until the end of any such extended term.

17.ASSIGNMENT. Unless this contract specifically provides otherwise, Club may assign this contract and Player’s services under this contract to any successor to Club’s franchise or to any other Club in the League. Player will report to the assignee Club promptly upon being informed of the assignment of his contract and will faithfully perform his services under this contract.

The assignee club will pay Player’s necessary traveling expenses in reporting to it and will faithfully perform this contract with Player.

18.FILING. This contract will be valid and binding upon Player and Club immediately upon execution. A copy of this contract, including any attachment to it, will be filed by Club with the League Commissioner within 10 days after execution. The Commissioner will have the right to disapprove this contract on reasonable grounds, including but not limited to an attempt by the parties to abridge or impair the rights of any other club, uncertainty or incompleteness in expression of the parties’ respective rights and obligations, or conflict between the terms of this contract and any collective bargaining agreement then in existence. Approval will be automatic unless, within 10 days after receipt of this contract in his office, the Commissioner notifies the parties either of disapproval or of extension of this 10-day period for purposes of investigation or clarification pending his decision. On the receipt of notice of disapproval and termination, both parties will be relieved of their respective rights and obligations under this contract.

19.DISPUTES. During the term of any collective bargaining agreement, any dispute between Player and Club involving the interpretation or application of any provision of the NFL collective bargaining agreement or this contract will be submitted to final and binding arbitration in accordance with the procedure called for in any collective bargaining agreement in existence at the time the event giving rise to any such dispute occurs.

20.NOTICE. Any notice, request, approval or consent under this contract will be sufficiently given if in writing and delivered in person or mailed (certified or first class) by one party to the other at the address set forth in this contract or to such other address as the recipient may subsequently have furnished in writing to the sender.

21.OTHER AGREEMENTS. This contract, including any attachment to it, sets forth the entire agreement between Player and Club and cannot be modified or supplemented orally. Player and Club represent that no other agreement, oral or written, except as attached to or specifically incorporated in this contract, exists between them. The provisions of this contract will govern the relationship between Player and Club unless there are conflicting provisions in any collective bargaining agreement in existence during the term of this contract, in which case the provisions of the collective bargaining agreement will take precedence over conflicting provisions of this contract relating to the rights or obligations of either party.

22.LAW. This contract is made under and shall be governed by the laws of the State of Tennessee              .

23.WAIVER AND RELEASE. Player waives and releases: (i) any claims relating to the 2011 lockout; (ii) any antitrust claims relating to the Draft, restrictions on free agency, franchise player designations, transition player designations, the Entering Player Pool, the Rookie Compensation Pool, or any other term or condition of employment relating to conduct engaged in prior to the date of this Agreement; and (iii) any claims relating to conduct engaged in pursuant to the express terms of any collective bargaining agreement during the term of any such agreement. This waiver and release also extends to any conduct engaged in pursuant to the express terms of the Stipulation and Settlement Agreement in White. This waiver and release does not waive any rights player may have to commence a grievance under the 2006 CBA or to commence a grievance or other arbitration under the 2011 CBA.

24.OTHER PROVISIONS.

(a)Each of the undersigned hereby confirms that (i) this contract, renegotiation, extension or amendment sets forth all components of the player’s remuneration for playing professional football (whether such compensation is being furnished directly by the Club or by a related or affiliated entity); and (ii) there are not undisclosed agreements of any kind, whether express or implied, oral or written, and there are no promises, undertakings, representations, commitments, inducements, assurances of intent, or understandings of any kind that have not been disclosed to the NFL involving consideration of any kind to be paid, furnished or made available to Player or any entity or person owned or controlled by, affiliated with, or related to Player, either during the term of this contract or thereafter.

(b)Each of the undersigned further confirms that, except as separately set forth in any attachment submitted herewith consistent with the Collective Bargaining Agreement, the .pdf NFL Player Contract Form as set forth herein has not been modified from the form officially authorized for use by the NFL and the NFLPA.

(c)Each of the undersigned further confirms that, except insofar as any of the undersigned may describe in an addendum to this contract, to the best of their knowledge, no conduct in violation of the Anti-Collusion rules took place with respect to this contract. Each of the undersigned further confirms that nothing in this contract is designed or intended to defeat or circumvent any provisions of the collective bargaining agreement dated August 4, 2011, including but not limited to the Rookie Compensation Pool and Salary Cap provisions; however, any conduct permitted by that Agreement shall not be considered a violation of this confirmation.

(d)PERFORMANCE-BASED PAY. Player’s attention is called to the fact that he may be entitled to Performance-Based Pay in accordance with the procedures outlined in Article 28, and that his eligibility for such pay is based on a formula that takes into account his playtime percentage and compensation.

25.SPECIAL PROVISIONS.

SEE ATTACHED ADDITIONAL PROVISIONS.

THIS CONTRACT is executed in six (6) copies. Player acknowledges that before signing this contract he was given the opportunity to seek advice from or be represented by persons of his own selection.

0
	/s/ KENDALL WRIGHT	/s/ RUSTON WEBSTER
	PLAYER SIGNATURE	CLUE EXECUTIVE SIGNATURE

	KENDALL WRIGHT	Ruston Webster
	PLAYER PRINT	CLUB EXECUTIVE PRINT

TENNESSEE FOOTBALL, INC.
	PLAYER HOME ADDRESS	CLUB NAME

17 South Briar Hollow Lane
CLUB ADDRESS

Houston, TX 77027
TELEPHONE NUMBER

	08/01/2012	08/01/2012
	DATE	DATE

/s/ Jeff Nalley
PLAYER’S AGENT SIGNATURE

Jeff Nalley
PLAYER’S AGENT PRINT

ADDRESS

TELEPHONE NUMBER

08/01/2012
DATE

Copy Distribution:Management Council (Original Signature)

Player, Member Club (Photocopy)

League Office, NFLPA, Player Agent (Electronic Mail)

SIGNING BONUS AGREEMENT

BETWEEN TENNESSEE FOOTBALL, INC. (Club) AND KENDALL WRIGHT (Player)

As additional consideration for the execution of NFL Player Contracts for the years 2012, 2013, 2014, 2015 and option for 2016, and subject to Player taking and passing Club’s physical examination incident to execution hereof, Club agrees to pay Player the sum of $4,417,056.

The above sum is payable as follows:

$1,472,352by August 10, 2012

$1,472,352within five (5) days after September 15, 2012

$1,472,352within five (5) days after October 31, 2012

It is expressly understood that no part of the bonus herein provided is part of any salary in the contracts specified above and that such obligations of Club are not terminable if such contracts are terminated or assigned via the NFL waiver system, provided that Player has not breached the terms of, the Contract or this Signing Bonus Agreement prior to the termination or assignment of the Contract.

Player shall be subject to forfeiture of Salary to the maximum extent permitted under Article 4, Section 9 of the Collective Bargaining Agreement, dated August 4, 2011.

DATE:	08/01/2012

CLUB:	TENNESSEE FOOTBALL, INC.

BY:	/s/ RUSTON WEBSTER

PLAYER:	/s/ KENDALL WRIGHT
KENDALL WRIGHT

ADDITIONAL PROVISIONS OF 2012 NFL PLAYER CONTRACT BETWEEN TENNESSEE FOOTBALL, INC. (“CLUB”) AND KENDALL WRIGHT (“PLAYER”) DATED    08/01/2012                       .

26A.Unless otherwise specified below, the salary compensation specified in Paragraph 5 hereof shall be earned over the course of the 2012 regular season in accordance with the terms of Paragraph 6 hereof but shall be paid, without interest, as follows:

$390,000.00 in twelve (12) equal installments of 1/24th each on the 1st and 15th days of every month, commencing September 15, 2012, and continuing thereafter until March 31, 2013, at which time the entire remaining earned and unpaid balance of such salary shall be paid in full.

26B.If any amount is earned by Player pursuant to any of the following paragraphs of this Addendum, the earned amount is payable on February 15, 2013. Any dispute whatsoever regarding the payment or non-payment of any incentive, honor or bonus amount called for herein shall be governed by Numbered Paragraph 19 of this contract in addition to any other matter called for in Numbered Paragraph 19.

26C.In the event Club makes duplicate payments, overpayments or errors in payment, any of which result in Player receiving amounts of salary, bonus or CBA benefit payments in excess of that called for in this Contract, Player agrees that he will either repay such overpayments or, alternatively, that Club may offset such overpayments against other amounts, if any, owed by Club to Player. Player’s agreement to repay or permit offset shall be without regard to the time or lapse of time before Club discovers the overpayment. Club shall likewise make payment to Player any time it discovers it has underpaid any amount owed or due to Player under this Contract or the CBA.

26D.Jurisdiction of all workers compensation claims and all other matters related to workers compensation, including but not limited to the matters recited in Numbered Paragraph 10 hereof, and including all issues of law, issues of fact, and matters related to workers compensation benefits, shall be exclusively determined by and exclusively decided in accordance with the internal laws of the State of Tennessee without resort to choice of law rules. This paragraph shall have no application to injury, if any, sustained by Player after this contract is assigned by waiver or trade to another club domiciled outside of the State of Tennessee.

26E.In the event Club is served with any court order, writ, withholding order or other process requiring that Club pay over to any third party any sum of money from Player’s compensation hereunder or from any collective bargaining agreement, Club shall be entitled to deduct from Player’s compensation hereunder, all of Club’s reasonable accounting, bookkeeping and legal fees incurred in connection with such court order, writ, withholding order or other process.

26F.As part of Player’s agreement to participate in reasonable activities to promote the Club and the League during the term of this one-year contract, Player agrees at Club’s request: to make a maximum of five (5) personal appearances on behalf of Club, which appearances shall be of reasonable length, and to appear on and perform services related to Club and Club-related media, including radio, television, Internet and publications, at mutually agreed times. In connection with all of the foregoing, Club will reimburse Player’s actual out-of-pocket expenses for mileage or other approved travel for making such appearances. This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26G.Player acknowledges that Club physicians are independent contractors retained to practice medicine and to exercise independent medical judgment and to render medical advice. Club physicians are not employees of Club.

26H.Player hereby represents that he is not under contract to any other professional football league, or any other professional football club, and is free to negotiate and sign this agreement. He further recognizes that Club is relying on this representation in entering into this agreement, and he agrees that any such false representation shall be a material breach of this agreement, in which event Club fully reserves all of its rights and remedies under this agreement and the Collective Bargaining Agreement (“CBA”).

26I.Club does not sponsor, encourage, approve or endorse the use of any dietary or nutritional supplement and does not authorize any person to do so in its behalf. Player should consult with his personal physician regarding the use of any such supplement.

26J.Player acknowledges that Club has an insurable interest in Player and Player’s life, and Player agrees to cooperate with Club and its insurers in good faith, including, without limitation, submission to physical examinations and any other reasonable and customary requirements for the valid issuance of one or more policies of insurance when necessary for Club to obtain insurance on Player or Player’s life. Club will be both owner and beneficiary of any such life insurance, life insurance policy or disability insurance policy. The maximum amount of insurance that will be issued on Player is the same or less than the sum of all salary and bonus contained in Player’s NFL Contracts with Club. Player acknowledges that he is being provided notice that Club may apply for insurance on Player’s life or for Player’s disability, and that any of such insurance may continue in force even after termination of Player’s employment under this or any subsequent NFL Player Contract with Club.

s/
INITIALED FOR:	/s/ KW	/s/ RW
	PLAYER	CLUB

26K.(1)Player acknowledges that Club has significant relationships with media and promotional partners, and Player agrees, subject to the remaining terms, conditions and provisions of this contract, to work and cooperate reasonably with Club in connection with media and sponsorship activities as particularly set forth in this Numbered Paragraph 26K.

(2)(a)This Numbered Paragraph 26K shall have no application to any current media, sponsorship, promotion or endorsement arrangement of Player already in effect as of the date of this contract. However, Player agrees to advise Club in writing within ten (10) days of the date of this contract of any such agreement by providing a summary which includes the name of the media outlet, sponsor, product and the time period covered by the agreement.

(b)Player’s obligations under this Numbered Paragraph 26K are and remain subject to the NFL Group Licensing Agreement.

(c)Player agrees not to engage in any sponsorship or endorsement activity, other than through Club, that would reasonably imply Club’s sponsorship, approval or involvement, including by way of example, any use of any of Club’s names, marks, logos, uniforms, colors or symbols.

(3)For the purposes of this contract, “Media Partner” means any locai radio rights holder of Club and any local television rights holder of Club; and “Sponsor” means Club’s naming rights partner, banking and financial services partner, healthcare partner, and soft drink partner. For the purposes of this Numbered Paragraph 26K, “local” means the geographical area including Club’s home territory.

(4)If Player is offered an opportunity following execution of this contract to participate in local radio or television programming that originates and is broadcast or telecast into the home territory of Club and is produced by an entity other than a Media Partner, Player will give Club reasonable notice of such offer prior to acceptance. If a Media Partner offers Player a similar media opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Media Partner.

(5)If Player is offered an opportunity following execution of this contract to endorse or promote a service, entity, product or line of products which are the same or similar to those offered by Sponsor or which compete with Sponsor from an entity other than a Sponsor, Player will give Club reasonable notice of such offer prior to acceptance. If a Sponsor offers Player a similar opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Sponsor.

(6)This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26L.Player acknowledges and agrees that neither Club nor any of its advisors or affiliates have any responsibility to provide Player or any of Player’s advisors or affiliates with tax advice. Club does not assume and shall not have any responsibility with respect to any income, employment or other tax incurred by Player (including, without limitation, any tax or other liability incurred pursuant to Section 409A of the Internal Revenue Code).

26M.To the extent any of the terms, conditions or provisions set forth in this Contract are found or deemed to be unenforceable under the Collective Bargaining Agreement, dated August 4, 2011 or otherwise, such unenforceability will not affect any other term, condition, provision or the whole hereof, and the Contract will be construed as if such unenforceable term, condition or provision had not been contained in the Contract, preserving to the fullest permissible extent the parties’ intent and agreements set forth in the Contract.

26N.This agreement contains no honors or incentives.

/s/ KENDALL WRIGHT	/s/ RUSTON WEBSTER
PLAYER	CLUB

CONDITIONAL ONE-YEAR PARAGRAPH 5 GUARANTEE

BETWEEN TENNESSEE FOOTBALL, INC. (Club) AND KENDALL WRIGHT (Player)

Despite any contrary language in this NFL Contract, Club agrees that for the year 2012 only Club will pay Player Three Hundred Ninety Thousand Dollars ($390,000) of the salary provided in Paragraph 5 of Player’s 2012 NFL Contract despite the fact that Player’s NFL Contract is terminated via the NFL waiver system (i) because in Club’s sole judgment, Player’s skill or performance has been unsatisfactory as compared with that of other players competing for positions on Club’s roster and/or (ii) due to Club’s determination that it needs to create room for salary cap purposes to sign another player or players (in any year in which a salary cap is in effect) and/or (iii) due to an NFL football-related injury that Player sustains while practicing or playing for Club after the date of execution hereof, Player is unable, in the sole discretion of Club’s physician, to pass Club’s preseason physical examination for the 2012 League Year and Player’s contract is terminated via the NFL waiver system as a result of such injury. This Guarantee applies only to Player’s 2012 NFL Contract and not to any subsequent years, regardless of whether Player is as of this date under contract or option to Club for a subsequent year or years. This Guarantee is subject to and conditional upon Player timely and faithfully adhering to the terms, conditions and provisions of each of his NFL Contracts with Club. This Guarantee applies only after the date Player passes Club’s physical examination to be administered incident to the execution hereof.

In the event Player, in any of the Contract Year(s), (a) fails or refuses to report to Club or fails to practice with or play for Club or leaves Club for any reason whatsoever including, but not limited to, (i) retires from professional football; (ii) is incarcerated; (iii) is injured or disabled resulting from his breach of Paragraph 3 of the Contract or as a result of his participating in hazardous activities which involve a significant risk of personal injury and are non-football in nature, including, without limitation, water or snow skiing; surfing; hang gliding; bungee jumping; scuba diving; sky diving; rock or mountain climbing; race car driving as driver or passenger; riding a motorcycle, motor bike, all-terrain or similar vehicle as driver or passenger; travel on or flight in any test or experimental aircraft, or serving as a pilot or crew member on any flight; (iv) is suspended by the NFL or Club for Conduct Detrimental or for violating any of the NFL’s disciplinary policies or programs, specifically including the NFL Personal Conduct Policy, the NFL Policy and Program for Substances of Abuse and the NFL Policy on Anabolic Steroids and Related Substances, OR (b) takes any action that materially undermines the public’s respect for, or is materially critical of, the Club, Player’s teammates or the Club’s ownership, management, operations or policies, then the above Guarantee shall immediately be deemed null and void from the beginning and in its entirety regardless of whether or not the above Guarantee had otherwise been earned according to its terms thereof, and Club shall be relieved of the obligation to guarantee such forfeited amount.

This Guarantee in no way supersedes or obviates the applicability of the League’s waiver system to Player. Club may waive or terminate Player’s NFL Contract at any time. Anything herein contained to the contrary notwithstanding, any payment made by Club hereunder shall be made in accordance with the salary payment terms of Player’s applicable Contract with Club.

If Player becomes entitled to receive any amount of the above Guarantee by reason of termination of this NFL Contract via the NFL waiver system, Club shall pay the unpaid amounts of the above Guarantee on the earlier of: (i) the date(s) specified for payment in the Contract; and (ii) a date determined by Club that is no later than the last day of the “applicable 2 1/2 month period” (as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A)). Any payment made before the payment date that would apply if not for termination of this Contract shall be discounted at a rate or rates determined in accordance with the one-year Treasury Note rate published in The Wall Street Journal of February 1 of the calendar year in which Player receives any such payment (or, if The Wall Street Journal is not published on such February 1, then the last day before such February 1 on which The Wall Street Journal is published).

In the event this NFL Player Contract is terminated and Player subsequently is employed by any football organization, including Club, as a football player, Club’s obligation under the above Guarantee shall be reduced by the amount of any and all compensation including, without limitation, salary and/or any signing, reporting, workout, roster, option, incentive bonuses and/or any other compensation or consideration of any kind received, earned or that reasonably could have been earned by Player from such other football organization, including Club, as applicable, during or with respect to the unexpired term covered by the above Guarantee, and Player shall reimburse Club for any such amounts.

DATE:	08/01/2012

CLUB:	TENNESSEE FOOTBALL, INC.

BY:	/s/ RUSTON WEBSTER

PLAYER:	/s/ KENDALL WRIGHT
KENDALL WRIGHT

ADDITIONAL PROVISIONS OF 2013 NFL PLAYER CONTRACT BETWEEN TENNESSEE FOOTBALL, INC. (“CLUB”) AND KENDALL WRIGHT (“PLAYER”) DATED    08/01/2012                           .

26A.Unless otherwise specified below, the salary compensation specified in Paragraph 5 hereof shall be earned over the course of the 2013 regular season in accordance with the terms of Paragraph 6 hereof but shall be paid, without interest, as follows:

$480,000.00 in twelve (12) equal installments of 1/24th each on the 1st and 15th days of every month, commencing September 15, 2013, and continuing thereafter until March 31, 2014, at which time the entire remaining earned and unpaid balance of such salary shall be paid in full.

26B.If any amount is earned by Player pursuant to any of the following paragraphs of this Addendum, the earned amount is payable on February 15, 2014. Any dispute whatsoever regarding the payment or non-payment of any incentive, honor or bonus amount called for herein shall be governed by Numbered Paragraph 19 of this contract in addition to any other matter called for in Numbered Paragraph 19.

26C.In the event Club makes duplicate payments, overpayments or errors in payment, any of which result in Player receiving amounts of salary, bonus or CBA benefit payments in excess of that called for in this Contract, Player agrees that he will either repay such overpayments or, alternatively, that Club may offset such overpayments against other amounts, if any, owed by Club to Player. Player’s agreement to repay or permit offset shall be without regard to the time or lapse of time before Club discovers the overpayment. Club shall likewise make payment to Player any time it discovers it has underpaid any amount owed or due to Player under this Contract or the CBA.

26D.Jurisdiction of all workers compensation claims and all other matters related to workers compensation, including but not limited to the matters recited in Numbered Paragraph 10 hereof, and including all issues of law, issues of fact, and matters related to workers compensation benefits, shall be exclusively determined by and exclusively decided in accordance with the internal laws of the State of Tennessee without resort to choice of law rules. This paragraph shall have no application to injury, if any, sustained by Player after this contract is assigned by waiver or trade to another club domiciled outside of the State of Tennessee.

26E.In the event Club is served with any court order, writ, withholding order or other process requiring that Club pay over to any third party any sum of money from Player’s compensation hereunder or from any collective bargaining agreement, Club shall be entitled to deduct from Player’s compensation hereunder, all of Club’s reasonable accounting, bookkeeping and legal fees incurred in connection with such court order, writ, withholding order or other process.

26F.As part of Player’s agreement to participate in reasonable activities to promote the Club and the League during the term of this one-year contract, Player agrees at Club’s request: to make a maximum of five (5) personal appearances on behalf of Club, which appearances shall be of reasonable length, and to appear on and perform services related to Club and Club-related media, including radio, television, Internet and publications, at mutually agreed times. In connection with all of the foregoing, Club will reimburse Player’s actual out-of-pocket expenses for mileage or other approved travel for making such appearances. This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26G.Player acknowledges that Club physicians are independent contractors retained to practice medicine and to exercise independent medical judgment and to render medical advice. Club physicians are not employees of Club.

26H.Player hereby represents that he is not under contract to any other professional football league, or any other professional football club, and is free to negotiate and sign this agreement. He further recognizes that Club is relying on this representation in entering into this agreement, and he agrees that any such false representation shall be a material breach of this agreement, in which event Club fully reserves all of its rights and remedies under this agreement and the Collective Bargaining Agreement (“CBA”).

26I.Club does not sponsor, encourage, approve or endorse the use of any dietary or nutritional supplement and does not authorize any person to do so in its behalf. Player should consult with his personal physician regarding the use of any such supplement.

26J.Player acknowledges that Club has an insurable interest in Player and Player’s life, and Player agrees to cooperate with Club and its insurers in good faith, including, without limitation, submission to physical examinations and any other reasonable and customary requirements for the valid issuance of one or more policies of insurance when necessary for Club to obtain insurance on Player or Player’s life. Club will be both owner and beneficiary of any such life insurance, life insurance policy or disability insurance policy. The maximum amount of insurance that will be issued on Player is the same or less than the sum of all salary and bonus contained in Player’s NFL Contracts with Club. Player acknowledges that he is being provided notice that Club may apply for insurance on Player’s life or for Player’s disability, and that any of such insurance may continue in force even after termination of Player’s employment under this or any subsequent NFL Player Contract with Club.

/s
INITIALED FOR:	/s/ KW	/s/ RW
	PLAYER	CLUB

26K.(1)Player acknowledges that Club has significant relationships with media and promotional partners, and Player agrees, subject to the remaining terms, conditions and provisions of this contract, to work and cooperate reasonably with Club in connection with media and sponsorship activities as particularly set forth in this Numbered Paragraph 26K.

(2)(a)This Numbered Paragraph 26K shall have no application to any current media, sponsorship, promotion or endorsement arrangement of Player already in effect as of the date of this contract. However, Player agrees to advise Club in writing within ten (10) days of the date of this contract of any such agreement by providing a summary which includes the name of the media outlet, sponsor, product and the time period covered by the agreement.

(b)Player’s obligations under this Numbered Paragraph 26K are and remain subject to the NFL Group Licensing Agreement.

(c)Player agrees not to engage in any sponsorship or endorsement activity, other than through Club, that would reasonably imply Club’s sponsorship, approval or involvement, including by way of example, any use of any of Club’s names, marks, logos, uniforms, colors or symbols.

(3)For the purposes of this contract, “Media Partner” means any local radio rights holder of Club and any local television rights holder of Club; and “Sponsor” means Club’s naming rights partner, banking and financial services partner, healthcare partner, and soft drink partner. For the purposes of this Numbered Paragraph 26K, “local” means the geographical area including Club’s home territory.

(4)If Player is offered an opportunity following execution of this contract to participate in local radio or television programming that originates and is broadcast or telecast into the home territory of Club and is produced by an entity other than a Media Partner, Player will give Club reasonable notice of such offer prior to acceptance. If a Media Partner offers Player a similar media opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Media Partner.

(5)If Player is offered an opportunity following execution of this contract to endorse or promote a service, entity, product or line of products which are the same or similar to those offered by Sponsor or which compete with Sponsor from an entity other than a Sponsor, Player will give Club reasonable notice of such offer prior to acceptance. If a Sponsor offers Player a similar opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Sponsor.

(6)This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26L.Player acknowledges and agrees that neither Club nor any of its advisors or affiliates have any responsibility to provide Player or any of Player’s advisors or affiliates with tax advice. Club does not assume and shall not have any responsibility with respect to any income, employment or other tax incurred by Player (including, without limitation, any tax or other liability incurred pursuant to Section 409A of the Internal Revenue Code).

26M.To the extent any of the terms, conditions or provisions set forth in this Contract are found or deemed to be unenforceable under the Collective Bargaining Agreement, dated August 4, 2011 or otherwise, such unenforceability will not affect any other term, condition, provision or the whole hereof, and the Contract will be construed as if such unenforceable term, condition or provision had not been contained in the Contract, preserving to the fullest permissible extent the parties’ intent and agreements set forth in the Contract.

INITIALED FOR:	/s/ KW	/s/ RW
	PLAYER	CLUB

26N.In the event that Player is a member of Club’s 90-man roster (excluding the following Active or Reserve categories: Non-Football Injury/Illness, Retired, Left Squad, Did Not Report or Suspended) on the fifth day following the Club’s Mandatory Veteran Reporting Date to Training Camp during the 2013 League Year, then Player earns a bonus of $283,566. In the event the bonus described in this Numbered Paragraph 26N is earned, it shall be paid as follows:

$283,566 within five (5) days after August 15, 2013

By way of example, if Club’s Mandatory Veteran Reporting Date to Training Camp is August 1, 2013, then Player must be a member of Club’s 90-man roster, as defined above, on August 6, 2013.

Player’s roster bonus and its payment are subject to Player’s adherence to Player’s covenants and agreements set forth in this Contract.

Player shall be subject to forfeiture of Salary to the maximum extent permitted under Article 4, Section 9 of the Collective Bargaining Agreement, dated August 4, 2011.

/s/ KENDALL WRIGHT	/s/ RUSTON WEBSTER
PLAYER	CLUB

CONDITIONAL ONE-YEAR PARAGRAPH 5 GUARANTEE

BETWEEN TENNESSEE FOOTBALL, INC. (Club) AND KENDALL WRIGHT (Player)

Despite any contrary language in this NFL Contract, Club agrees that for the year 2013 only Club will pay Player Four Hundred Eighty Thousand Dollars ($480,000) of the salary provided in Paragraph 5 of Player’s 2013 NFL Contract despite the fact that Player’s NFL Contract is terminated via the NFL waiver system (i) because in Club’s sole judgment, Player’s skill or performance has been unsatisfactory as compared with that of other players competing for positions on Club’s roster and/or (ii) due to Club’s determination that it needs to create room for salary cap purposes to sign another player or players (in any year in which a salary cap is in effect) and/or (iii) due to an NFL football-related injury that Player sustains while practicing or playing for Club after the date of execution hereof, Player is unable, in the sole discretion of Club’s physician, to pass Club’s preseason physical examination for the 2013 League Year and Player’s contract is terminated via the NFL waiver system as a result of such injury. This Guarantee applies only to Player’s 2013 NFL Contract and not to any subsequent years, regardless of whether Player is as of this date under contract or option to Club for a subsequent year or years. This Guarantee is subject to and conditional upon Player timely and faithfully adhering to the terms, conditions and provisions of each of his NFL Contracts with Club. This Guarantee applies only after the date Player passes Club’s physical examination to be administered incident to the execution hereof.

In the event Player, in any of the Contract Year(s), (a) fails or refuses to report to Club or fails to practice with or play for Club or leaves Club for any reason whatsoever including, but not limited to, (i) retires from professional football; (ii) is incarcerated; (iii) is injured or disabled resulting from his breach of Paragraph 3 of the Contract or as a result of his participating in hazardous activities which involve a significant risk of personal injury and are non-football in nature, including, without limitation, water or snow skiing; surfing; hang gliding; bungee jumping; scuba diving; sky diving; rock or mountain climbing; race car driving as driver or passenger; riding a motorcycle, motor bike, all-terrain or similar vehicle as driver or passenger; travel on or flight in any test or experimental aircraft, or serving as a pilot or crew member on any flight; (iv) is suspended by the NFL or Club for Conduct Detrimental or for violating any of the NFL’s disciplinary policies or programs, specifically including the NFL Personal Conduct Policy, the NFL Policy and Program for Substances of Abuse and the NFL Policy on Anabolic Steroids and Related Substances, OR (b) takes any action that materially undermines the public’s respect for, or is materially critical of, the Club, Player’s teammates or the Club’s ownership, management, operations or policies, then the above Guarantee shall immediately be deemed null and void from the beginning and in its entirety regardless of whether or not the above Guarantee had otherwise been earned according to its terms thereof, and Club shall be relieved of the obligation to guarantee such forfeited amount.

This Guarantee in no way supersedes or obviates the applicability of the League’s waiver system to Player. Club may waive or terminate Player’s NFL Contract at any time. Anything herein contained to the contrary notwithstanding, any payment made by Club hereunder shall be made in accordance with the salary payment terms of Player’s applicable Contract with Club.

If Player becomes entitled to receive any amount of the above Guarantee by reason of termination of this NFL Contract via the NFL waiver system, Club shall pay the unpaid amounts of the above Guarantee on the earlier of: (i) the date(s) specified for payment in the Contract; and (ii) a date determined by Club that is no later than the last day of the “applicable 2½ month period” (as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A)). Any payment made before the payment date that would apply if not for termination of this Contract shall be discounted at a rate or rates determined in accordance with the one-year Treasury Note rate published in The Wall Street Journal of February 1 of the calendar year in which Player receives any such payment (or, if The Wall Street Journal is not published on such February 1, then the last day before such February 1 on which The Wall Street Journal is published).

In the event this NFL Player Contract is terminated and Player subsequently is employed by any football organization, including Club, as a football player, Club’s obligation under the above Guarantee shall be reduced by the amount of any and all compensation including, without limitation, salary and/or any signing, reporting, workout, roster, option, incentive bonuses and/or any other compensation or consideration of any kind received, earned or that reasonably could have been earned by Player from such other football organization, including Club, as applicable, during or with respect to the unexpired term covered by the above Guarantee, and Player shall reimburse Club for any such amounts.

DATE:	08/01/2012

CLUB:	TENNESSEE FOOTBALL, INC.

BY:	/s/ RUSTON WEBSTER

PLAYER:	/s/ KENDALL WRIGHT
KENDALL WRIGHT

CONDITIONAL ONE-YEAR ROSTER BONUS GUARANTEE

BETWEEN TENNESSEE FOOTBALL, INC. (Club) AND KENDALL WRIGHT (Player)

Despite any contrary language in this NFL Contract, Club agrees that for the year 2013 only Club will pay Player Two Hundred Eighty-Three Thousand Five Hundred Sixty-Six Dollars ($283,566) of the amount provided for in the 2013 Roster Bonus as set forth in Numbered Paragraph 26N of Player’s 2013 NFL Contract despite the fact that Player’s NFL Contract is terminated via the NFL waiver system (i) because in Club’s sole judgment, Player’s skill or performance has been unsatisfactory as compared with that of other players competing for positions on Club’s roster and/or (ii) due to Club’s determination that it needs to create room for salary cap purposes to sign another player or players (in any year in which a salary cap is in effect) and/or (iii) due to an NFL football-related injury that Player sustains while practicing or playing for Club after the date of execution hereof, Player is unable, in the sole discretion of Club’s physician, to pass Club’s preseason physical examination for the 2013 League Year and Player’s contract is terminated via the NFL waiver system as a result of such injury. This Guarantee applies only to Player’s 2013 NFL Contract and not to any subsequent years, regardless of whether Player is as of this date under contract or option to Club for a subsequent year or years. This Guarantee is subject to and conditional upon Player timely and faithfully adhering to the terms, conditions and provisions of each of his NFL Contracts with Club. This Guarantee applies only after the date Player passes Club’s physical examination to be administered incident to the execution hereof.

In the event Player, in any of the Contract Year(s), (a) fails or refuses to report to Club or fails to practice with or play for Club or leaves Club for any reason whatsoever including, but not limited to, (i) retires from professional football; (ii) is incarcerated; (iii) is injured or disabled resulting from his breach of Paragraph 3 of the Contract or as a result of his participating in hazardous activities which involve a significant risk of personal injury and are non-football in nature, including, without limitation, water or snow skiing; surfing; hang gliding; bungee jumping; scuba diving; sky diving; rock or mountain climbing; race car driving as driver or passenger; riding a motorcycle, motor bike, all-terrain or similar vehicle as driver or passenger; travel on or flight in any test or experimental aircraft, or serving as a pilot or crew member on any flight; (iv) is suspended by the NFL or Club for Conduct Detrimental or for violating any of the NFL’s disciplinary policies or programs, specifically including the NFL Personal Conduct Policy, the NFL Policy and Program for Substances of Abuse and the NFL Policy on Anabolic Steroids and Related Substances, OR (b) takes any action that materially undermines the public’s respect for, or is materially critical of, the Club, Player’s teammates or the Club’s ownership, management, operations or policies, then the above Guarantee shall immediately be deemed null and void from the beginning and in its entirety regardless of whether or not the above Guarantee had otherwise been earned according to its terms thereof, and Club shall be relieved of the obligation to guarantee such forfeited amount.

This Guarantee in no way supersedes or obviates the applicability of the League’s waiver system to Player. Club may waive or terminate Player’s NFL Contract at any time. Anything herein contained to the contrary notwithstanding, any payment made by Club hereunder shall be made in accordance with the salary payment terms of Player’s applicable Contract with Club.

If Player becomes entitled to receive any amount of the above Guarantee by reason of termination of this NFL Contract via the NFL waiver system, Club shall pay the unpaid amounts of the above Guarantee on the earlier of; (i) the date(s) specified for payment in the Contract; and (ii) a date determined by Club that is no later than the last day of the “applicable 2½ month period” (as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A)). Any payment made before the payment date that would apply if not for termination of this Contract shall be discounted at a rate or rates determined in accordance with the one-year Treasury Note rate published in The Wall Street Journal of February 1 of the calendar year in which Player receives any such payment (or, if The Wall Street Journal is not published on such February 1, then the last day before such February 1 on which The Wall Street Journal is published).

In the event this NFL Player Contract is terminated and Player subsequently is employed by any football organization, including Club, as a football player, Club’s obligation under the above Guarantee shall be reduced by the amount of any and all compensation including, without limitation, salary and/or any signing, reporting, workout, roster, option, incentive bonuses and/or any other compensation or consideration of any kind received, earned or that reasonably could have been earned by Player from such other football organization, including Club, as applicable, during or with respect to the unexpired term covered by the above Guarantee, and Player shall reimburse Club for any such amounts.

DATE:	08/01/2012

CLUB:	TENNESSEE FOOTBALL, INC.

BY:	/s/ RUSTON WEBSTER

PLAYER:	/s/ KENDALL WRIGHT
KENDALL WRIGHT

ADDITIONAL PROVISIONS OF 2014 NFL PLAYER CONTRACT BETWEEN TENNESSEE FOOTBALL, INC. (“CLUB”) AND KENDALL WRIGHT (“PLAYER”) DATED    08/01/2012                          .

26A.Unless otherwise specified below, the salary compensation specified in Paragraph 5 hereof shall be earned over the course of the 2014 regular season in accordance with the terms of Paragraph 6 hereof but shall be paid, without interest, as follows:

$570,000.00 in twelve (12) equal installments of 1/24th each on the 1st and 15th days of every month, commencing September 15, 2014, and continuing thereafter until March 31, 2015, at which time the entire remaining earned and unpaid balance of such salary shall be paid in full.

26B.If any amount is earned by Player pursuant to any of the following paragraphs of this Addendum, the earned amount is payable on February 15, 2015. Any dispute whatsoever regarding the payment or non-payment of any incentive, honor or bonus amount called for herein shall be governed by Numbered Paragraph 19 of this contract in addition to any other matter called for in Numbered Paragraph 19.

26C.In the event Club makes duplicate payments, overpayments or errors in payment, any of which result in Player receiving amounts of salary, bonus or CBA benefit payments in excess of that called for in this Contract, Player agrees that he will either repay such overpayments or, alternatively, that Club may offset such overpayments against other amounts, if any, owed by Club to Player. Player’s agreement to repay or permit offset shall be without regard to the time or lapse of time before Club discovers the overpayment. Club shall likewise make payment to Player any time it discovers it has underpaid any amount owed or due to Player under this Contract or the CBA.

26D.Jurisdiction of all workers compensation claims and all other matters related to workers compensation, including but not limited to the matters recited in Numbered Paragraph 10 hereof, and including all issues of law, issues of fact, and matters related to workers compensation benefits, shall be exclusively determined by and exclusively decided in accordance with the internal laws of the State of Tennessee without resort to choice of law rules. This paragraph shall have no application to injury, if any, sustained by Player after this contract is assigned by waiver or trade to another club domiciled outside of the State of Tennessee.

26E.In the event Club is served with any court order, writ, withholding order or other process requiring that Club pay over to any third party any sum of money from Player’s compensation hereunder or from any collective bargaining agreement, Club shall be entitled to deduct from Player’s compensation hereunder, all of Club’s reasonable accounting, bookkeeping and legal fees incurred in connection with such court order, writ, withholding order or other process.

26F.As part of Player’s agreement to participate in reasonable activities to promote the Club and the League during the term of this one-year contract, Player agrees at Club’s request: to make a maximum of five (5) personal appearances on behalf of Club, which appearances shall be of reasonable length, and to appear on and perform services related to Club and Club-related media, including radio, television, Internet and publications, at mutually agreed times. In connection with all of the foregoing, Club will reimburse Player’s actual out-of-pocket expenses for mileage or other approved travel for making such appearances. This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26G.Player acknowledges that Club physicians are independent contractors retained to practice medicine and to exercise independent medical judgment and to render medical advice. Club physicians are not employees of Club.

26H.Player hereby represents that he is not under contract to any other professional football league, or any other professional football club, and is free to negotiate and sign this agreement. He further recognizes that Club is relying on this representation in entering into this agreement, and he agrees that any such false representation shall be a material breach of this agreement, in which event Club fully reserves all of its rights and remedies under this agreement and the Collective Bargaining Agreement (“CBA”).

26I.Club does not sponsor, encourage, approve or endorse the use of any dietary or nutritional supplement and does not authorize any person to do so in its behalf. Player should consult with his personal physician regarding the use of any such supplement.

26J.Player acknowledges that Club has an insurable interest in Player and Player’s life, and Player agrees to cooperate with Club and its insurers in good faith, including, without limitation, submission to physical examinations and any other reasonable and customary requirements for the valid issuance of one or more policies of insurance when necessary for Club to obtain insurance on Player or Player’s life. Club will be both owner and beneficiary of any such life insurance, life insurance policy or disability insurance policy. The maximum amount of insurance that will be issued on Player is the same or less than the sum of all salary and bonus contained in Player’s NFL Contracts with Club. Player acknowledges that he is being provided notice that Club may apply for insurance on Player’s life or for Player’s disability, and that any of such insurance may continue in force even after termination of Player’s employment under this or any subsequent NFL Player Contract with Club.

INITIALED FOR:	/s/ KW	/s/ RW
	PLAYER	CLUB

26K.(1)Player acknowledges that Club has significant relationships with media and promotional partners, and Player agrees, subject to the remaining terms, conditions and provisions of this contract, to work and cooperate reasonably with Club in connection with media and sponsorship activities as particularly set forth in this Numbered Paragraph 26K.

(2)(a) This Numbered Paragraph 26K shall have no application to any current media, sponsorship, promotion or endorsement arrangement of Player already in effect as of the date of this contract. However, Player agrees to advise Club in writing within ten (10) days of the date of this contract of any such agreement by providing a summary which includes the name of the media outlet, sponsor, product and the time period covered by the agreement.

(b)Player’s obligations under this Numbered Paragraph 26K are and remain subject to the NFL Group Licensing Agreement.

(c)Player agrees not to engage in any sponsorship or endorsement activity, other than through Club, that would reasonably imply Club’s sponsorship, approval or involvement, including by way of example, any use of any of Club’s names, marks, logos, uniforms, colors or symbols.

(3)For the purposes of this contract, “Media Partner” means any local radio rights holder of Club and any local television rights holder of Club; and “Sponsor” means Club’s naming rights partner, banking and financial services partner, healthcare partner, and soft drink partner. For the purposes of this Numbered Paragraph 26K, “local” means the geographical area including Club’s home territory.

(4)If Player is offered an opportunity following execution of this contract to participate in local radio or television programming that originates and is broadcast or telecast into the home territory of Club and is produced by an entity other than a Media Partner, Player will give Club reasonable notice of such offer prior to acceptance. If a Media Partner offers Player a similar media opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Media Partner.

(5)If Player is offered an opportunity following execution of this contract to endorse or promote a service, entity, product or line of products which are the same or similar to those offered by Sponsor or which compete with Sponsor from an entity other than a Sponsor, Player will give Club reasonable notice of such offer prior to acceptance. If a Sponsor offers Player a similar opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Sponsor.

(6)This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26L.Player acknowledges and agrees that neither Club nor any of its advisors or affiliates have any responsibility to provide Player or any of Player’s advisors or affiliates with tax advice. Club does not assume and shall not have any responsibility with respect to any income, employment or other tax incurred by Player (including, without limitation, any tax or other liability incurred pursuant to Section 409A of the Internal Revenue Code).

26M.To the extent any of the terms, conditions or provisions set forth in this Contract are found or deemed to be unenforceable under the Collective Bargaining Agreement, dated August 4, 2011 or otherwise, such unenforceability will not affect any other term, condition, provision or the whole hereof, and the Contract will be construed as if such unenforceable term, condition or provision had not been contained in the Contract, preserving to the fullest permissible extent the parties’ intent and agreements set forth in the Contract.

INITIALED FOR:	/s/ KW	/s/ RW
	PLAYER	CLUB

26N.In the event that Player is a member of Club’s 90-man roster (excluding the following Active or Reserve categories: Non-Football Injury/Illness, Retired, Left Squad, Did Not Report or Suspended) on the fifth day following the Club’s Mandatory Veteran Reporting Date to Training Camp during the 2014 League Year, then Player earns a bonus of $567,132. In the event the bonus described in this Numbered Paragraph 26N is earned, it shall be paid as follows:

$567,132 within five (5) days after August 15, 2014

By way of example, if Club’s Mandatory Veteran Reporting Date to Training Camp is August 1, 2014, then Player must be a member of Club’s 90-man roster, as defined above, on August 6, 2014.

Player’s roster bonus and its payment are subject to Player’s adherence to Player’s covenants and agreements set forth in this Contract.

Player shall be subject to forfeiture of Salary to the maximum extent permitted under Article 4, Section 9 of the Collective Bargaining Agreement, dated August 4, 2011.

/s/ KENDALL WRIGHT	/s/ RUSTON WEBSTER
PLAYER	CLUB

CONDITIONAL ONE-YEAR PARAGRAPH 5 GUARANTEE

BETWEEN TENNESSEE FOOTBALL, INC. (Club) AND KENDALL WRIGHT (Player)

Despite any contrary language in this NFL Contract, Club agrees that for the year 2014 only Club will pay Player Five Hundred Seventy Thousand Dollars ($570,000) of the salary provided in Paragraph 5 of Player’s 2014 NFL Contract despite the fact that Player’s NFL Contract is terminated via the NFL waiver system (i) because in Club’s sole judgment, Player’s skill or performance has been unsatisfactory as compared with that of other players competing for positions on Club’s roster and/or (ii) due to Club’s determination that it needs to create room for salary cap purposes to sign another player or players (in any year in which a salary cap is in effect) and/or (iii) due to an NFL football-related injury that Player sustains while practicing or playing for Club after the date of execution hereof, Player is unable, in the sole discretion of Club’s physician, to pass Club’s preseason physical examination for the 2014 League Year and Player’s contract is terminated via the NFL waiver system as a result of such injury. This Guarantee applies only to Player’s 2014 NFL Contract and not to any subsequent years, regardless of whether Player is as of this date under contract or option to Club for a subsequent year or years. This Guarantee is subject to and conditional upon Player timely and faithfully adhering to the terms, conditions and provisions of each of his NFL Contracts with Club. This Guarantee applies only after the date Player passes Club’s physical examination to be administered incident to the execution hereof.

In the event Player, in any of the Contract Year(s), (a) fails or refuses to report to Club or fails to practice with or play for Club or leaves Club for any reason whatsoever including, but not limited to, (i) retires from professional football; (ii) is incarcerated; (iii) is injured or disabled resulting from his breach of Paragraph 3 of the Contract or as a result of his participating in hazardous activities which involve a significant risk of personal injury and are non-football in nature, including, without limitation, water or snow skiing; surfing; hang gliding; bungee jumping; scuba diving; sky diving; rock or mountain climbing; race car driving as driver or passenger; riding a motorcycle, motor bike, all-terrain or similar vehicle as driver or passenger; travel on or flight in any test or experimental aircraft, or serving as a pilot or crew member on any flight; (iv) is suspended by the NFL or Club for Conduct Detrimental or for violating any of the NFL’s disciplinary policies or programs, specifically including the NFL Personal Conduct Policy, the NFL Policy and Program for Substances of Abuse and the NFL Policy on Anabolic Steroids and Related Substances, OR (b) takes any action that materially undermines the public’s respect for, or is materially critical of, the Club, Player’s teammates or the Club’s ownership, management, operations or policies, then the above Guarantee shall immediately be deemed null and void from the beginning and in its entirety regardless of whether or not the above Guarantee had otherwise been earned according to its terms thereof, and Club shall be relieved of the obligation to guarantee such forfeited amount.

This Guarantee in no way supersedes or obviates the applicability of the League’s waiver system to Player. Club may waive or terminate Player’s NFL Contract at any time. Anything herein contained to the contrary notwithstanding, any payment made by Club hereunder shall be made in accordance with the salary payment terms of Player’s applicable Contract with Club.

If Player becomes entitled to receive any amount of the above Guarantee by reason of termination of this NFL Contract via the NFL waiver system, Club shall pay the unpaid amounts of the above Guarantee on the earlier of: (i) the date(s) specified for payment in the Contract; and (ii) a date determined by Club that is no later than the last day of the “applicable 2½ month period” (as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A)). Any payment made before the payment date that would apply if not for termination of this Contract shall be discounted at a rate or rates determined in accordance with the one-year Treasury Note rate published in The Wall Street Journal of February 1 of the calendar year in which Player receives any such payment (or, if The Wall Street Journal is not published on such February 1, then the last day before such February 1 on which The Wall Street Journal is published).

In the event this NFL Player Contract is terminated and Player subsequently is employed by any football organization, including Club, as a football player, Club’s obligation under the above Guarantee shall be reduced by the amount of any and all compensation including, without limitation, salary and/or any signing, reporting, workout, roster, option, incentive bonuses and/or any other compensation or consideration of any kind received, earned or that reasonably could have been earned by Player from such other football organization, including Club, as applicable, during or with respect to the unexpired term covered by the above Guarantee, and Player shall reimburse Club for any such amounts.

DATE:	08/01/2012

CLUB:	TENNESSEE FOOTBALL, INC.

BY:	/s/ RUSTON WEBSTER

PLAYER:	/s/ KENDALL WRIGHT
KENDALL WRIGHT

CONDITIONAL ONE-YEAR ROSTER BONUS GUARANTEE

BETWEEN TENNESSEE FOOTBALL, INC. (Club) AND KENDALL WRIGHT (Player)

Despite any contrary language in this NFL Contract, Club agrees that for the year 2014 only Club will pay Player Five Hundred Sixty-Seven Thousand One Hundred Thirty-Two Dollars ($567,132) of the amount provided for in the 2014 Roster Bonus as set forth in Numbered Paragraph 26N of Player’s 2014 NFL Contract despite the fact that Player’s NFL Contract is terminated via the NFL waiver system (i) because in Club’s sole judgment, Player’s skill or performance has been unsatisfactory as compared with that of other players competing for positions on Club’s roster and/or (ii) due to Club’s determination that it needs to create room for salary cap purposes to sign another player or players (in any year in which a salary cap is in effect) and/or (iii) due to an NFL football-related injury that Player sustains while practicing or playing for Club after the date of execution hereof, Player is unable, in the sole discretion of Club’s physician, to pass Club’s preseason physical examination for the 2014 League Year and Player’s contract is terminated via the NFL waiver system as a result of such injury. This Guarantee applies only to Player’s 2014 NFL Contract and not to any subsequent years, regardless of whether Player is as of this date under contract or option to Club for a subsequent year or years. This Guarantee is subject to and conditional upon Player timely and faithfully adhering to the terms, conditions and provisions of each of his NFL Contracts with Club. This Guarantee applies only after the date Player passes Club’s physical examination to be administered incident to the execution hereof.

In the event Player, in any of the Contract Year(s), (a) fails or refuses to report to Club or fails to practice with or play for Club or leaves Club for any reason whatsoever including, but not limited to, (i) retires from professional football; (ii) is incarcerated; (iii) is injured or disabled resulting from his breach of Paragraph 3 of the Contract or as a result of his participating in hazardous activities which involve a significant risk of personal injury and are non-football in nature, including, without limitation, water or snow skiing; surfing; hang gliding; bungee jumping; scuba diving; sky diving; rock or mountain climbing; race car driving as driver or passenger; riding a motorcycle, motor bike, all-terrain or similar vehicle as driver or passenger; travel on or flight in any test or experimental aircraft, or serving as a pilot or crew member on any flight; (iv) is suspended by the NFL or Club for Conduct Detrimental or for violating any of the NFL’s disciplinary policies or programs, specifically including the NFL Personal Conduct Policy, the NFL Policy and Program for Substances of Abuse and the NFL Policy on Anabolic Steroids and Related Substances, OR (b) takes any action that materially undermines the public’s respect for, or is materially critical of, the Club, Player’s teammates or the Club’s ownership, management, operations or policies, then the above Guarantee shall immediately be deemed null and void from the beginning and in its entirety regardless of whether or not the above-Guarantee had otherwise been earned according to its terms thereof, and Club shall be relieved of the obligation to guarantee such forfeited amount.

This Guarantee in no way supersedes or obviates the applicability of the League’s waiver system to Player. Club may waive or terminate Player’s NFL Contract at any time. Anything herein contained to the contrary notwithstanding, any payment made by Club hereunder shall be made in accordance with the salary payment terms of Player’s applicable Contract with Club.

If Player becomes entitled to receive any amount of the above Guarantee by reason of termination of this NFL Contract via the NFL waiver system, Club shall pay the unpaid amounts of the above Guarantee on the earlier of: (i) the date(s) specified for payment in the Contract; and (ii) a date determined by Club that is no later than the last day of the “applicable 2½ month period” (as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A)). Any payment made before the payment date that would apply if not for termination of this Contract shall be discounted at a rate or rates determined in accordance with the one-year Treasury Note rate published in The Wall Street Journal of February 1 of the calendar year in which Player receives any such payment (or, if The Wall Street Journal is not published on such February 1, then the last day before such February 1 on which The Wall Street Journal is published).

In the event this NFL Player Contract is terminated and Player subsequently is employed by any football organization, including Club, as a football player, Club’s obligation under the above Guarantee shall be reduced by the amount of any and all compensation including, without limitation, salary and/or any signing, reporting, workout, roster, option, incentive bonuses and/or any other compensation or consideration of any kind received, earned or that reasonably could have been earned by Player from such other football organization, including Club, as applicable, during or with respect to the unexpired term covered by the above Guarantee, and Player shall reimburse Club for any such amounts.

/s/
DATE:	08/01/2012

CLUB:	TENNESSEE FOOTBALL, INC.

BY:	/s/ RUSTON WEBSTER

PLAYER:	/s/ KENDALL WRIGHT
KENDALL WRIGHT

ADDITIONAL PROVISIONS OF 2015 NFL PLAYER CONTRACT BETWEEN TENNESSEE FOOTBALL, INC. (“CLUB”) AND KENDALL WRIGHT (“PLAYER”) DATED    08/01/2012                            .

26A.Unless otherwise specified below, the salary compensation specified in Paragraph 5 hereof shall be earned over the course of the 2015 regular season in accordance with the terms of Paragraph 6 hereof but shall be paid, without interest, as follows:

$884,000.00 in twelve (12) equal installments of 1/24th each on the 1st and 15th days of every month, commencing September 15, 2015, and continuing thereafter until March 31, 2016, at which time the entire remaining earned and unpaid balance of such salary shall be paid in full.

26B.If any amount is earned by Player pursuant to any of the following paragraphs of this Addendum, the earned amount is payable on February 15, 2016. Any dispute whatsoever regarding the payment or non-payment of any incentive, honor or bonus amount called for herein shall be governed by Numbered Paragraph 19 of this contract in addition to any other matter called for in Numbered Paragraph 19.

26C.In the event Club makes duplicate payments, overpayments or errors in payment, any of which result in Player receiving amounts of salary, bonus or CBA benefit payments in excess of that called for in this Contract, Player agrees that he will either repay such overpayments or, alternatively, that Club may offset such overpayments against other amounts, if any, owed by Club to Player. Player’s agreement to repay or permit offset shall be without regard to the time or lapse of time before Club discovers the overpayment. Club shall likewise make payment to Player any time it discovers it has underpaid any amount owed or due to Player under this Contract or the CBA.

26D.Jurisdiction of all workers compensation claims and all other matters related to workers compensation, including but not limited to the matters recited in Numbered Paragraph 10 hereof, and including all issues of law, issues of fact, and matters related to workers compensation benefits, shall be exclusively determined by and exclusively decided in accordance with the internal laws of the State of Tennessee without resort to choice of law rules. This paragraph shall have no application to injury, if any, sustained by Player after this contract is assigned by waiver or trade to another club domiciled outside of the State of Tennessee.

26E.In the event Club is served with any court order, writ, withholding order or other process requiring that Club pay over to any third party any sum of money from Player’s compensation hereunder or from any collective bargaining agreement, Club shall be entitled to deduct from Player’s compensation hereunder, all of Club’s reasonable accounting, bookkeeping and legal fees incurred in connection with such court order, writ, withholding order or other process.

26F.As part of Player’s agreement to participate in reasonable activities to promote the Club and the League during the term of this one-year contract, Player agrees at Club’s request: to make a maximum of five (5) personal appearances on behalf of Club, which appearances shall be of reasonable length, and to appear on and perform services related to Club and Club-related media, including radio, television, Internet and publications, at mutually agreed times. In connection with all of the foregoing, Club will reimburse Player’s actual out-of-pocket expenses for mileage or other approved travel for making such appearances. This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26G.Player acknowledges that Club physicians are independent contractors retained to practice medicine and to exercise independent medical judgment and to render medical advice. Club physicians are not employees of Club.

26H.Player hereby represents that he is not under contract to any other professional football league, or any other professional football club, and is free to negotiate and sign this agreement. He further recognizes that Club is relying on this representation in entering into this agreement, and he agrees that any such false representation shall be a material breach of this agreement, in which event Club fully reserves all of its rights and remedies under this agreement and the Collective Bargaining Agreement (“CBA”).

26I.Club does not sponsor, encourage, approve or endorse the use of any dietary or nutritional supplement and does not authorize any person to do so in its behalf. Player should consult with his personal physician regarding the use of any such supplement.

26J.Player acknowledges that Club has an insurable interest in Player and Player’s life, and Player agrees to cooperate with Club and its insurers in good faith, including, without limitation, submission to physical examinations and any other reasonable and customary requirements for the valid issuance of one or more policies of insurance when necessary for Club to obtain insurance on Player or Player’s life. Club will be both owner and beneficiary of any such life insurance, life insurance policy or disability insurance policy. The maximum amount of insurance that will be issued on Player is the same or less than the sum of all salary and bonus contained in Player’s NFL Contracts with Club. Player acknowledges that he is being provided notice that Club may apply for insurance on Player’s life or for Player’s disability, and that any of such insurance may continue in force even after termination of Player’s employment under this or any subsequent NFL Player Contract with Club.

INITIALED FOR:	/s/ KW	/s/ RW
	PLAYER	CLUB

26K.(1)Player acknowledges that Club has significant relationships with media and promotional partners, and Player agrees, subject to the remaining terms, conditions and provisions of this contract, to work and cooperate reasonably with Club in connection with media and sponsorship activities as particularly set forth in this Numbered Paragraph 26K.

(2)(a)This Numbered Paragraph 26K shall have no application to any current media, sponsorship, promotion or endorsement arrangement of Player already in effect as of the date of this contract. However, Player agrees to advise Club in writing within ten (10) days of the date of this contract of any such agreement by providing a summary which includes the name of the media outlet, sponsor, product and the time period covered by the agreement.

(b)Player’s obligations under this Numbered Paragraph 26K are and remain subject to the NFL Group Licensing Agreement.

(c)Player agrees not to engage in any sponsorship or endorsement activity, other than through Club, that would reasonably imply Club’s sponsorship, approval or involvement, including by way of example, any use of any of Club’s names, marks, logos, uniforms, colors or symbols.

(3)For the purposes of this contract, “Media Partner” means any local radio rights holder of Club and any local television rights holder of Club; and “Sponsor” means Club’s naming rights partner, banking and financial services partner, healthcare partner, and soft drink partner. For the purposes of this Numbered Paragraph 26K, “local” means the geographical area including Club’s home territory.

(4)If Player is offered an opportunity following execution of this contract to participate in local radio or television programming that originates and is broadcast or telecast into the home territory of Club and is produced by an entity other than a Media Partner, Player will give Club reasonable notice of such offer prior to acceptance. If a Media Partner offers Player a similar media opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Media Partner.

(5)If Player is offered an opportunity following execution of this contract to endorse or promote a service, entity, product or line of products which are the same or similar to those offered by Sponsor or which compete with Sponsor from an entity other than a Sponsor, Player will give Club reasonable notice of such offer prior to acceptance. If a Sponsor offers Player a similar opportunity within ten (10) days of Club’s receipt of notice of the offer to Player and all compensation and other relevant terms are substantially similar to the offer Player has received, then Player agrees to accept the offer of the Sponsor.

(6)This paragraph shall have no application if Player is assigned by waiver or trade to another member club of the League.

26L.Player acknowledges and agrees that neither Club nor any of its advisors or affiliates have any responsibility to provide Player or any of Player’s advisors or affiliates with tax advice. Club does not assume and shall not have any responsibility with respect to any income, employment or other tax incurred by Player (including, without limitation, any tax or other liability incurred pursuant to Section 409A of the Internal Revenue Code).

26M.To the extent any of the terms, conditions or provisions set forth in this Contract are found or deemed to be unenforceable under the Collective Bargaining Agreement, dated August 4, 2011 or otherwise, such unenforceability will not affect any other term, condition, provision or the whole hereof, and the Contract will be construed as if such unenforceable term, condition or provision had not been contained in the Contract, preserving to the fullest permissible extent the parties’ intent and agreements set forth in the Contract.

INITIALED FOR:	/s/ KW	/s/ RW
	PLAYER	CLUB

26N.In the event that Player is a member of Club’s 90-man roster (excluding the following Active or Reserve categories: Non-Football Injury/Illness, Retired, Left Squad, Did Not Report or Suspended) on the fifth day of the 2015 League Year, then Player earns a bonus of $626,698. In the event the bonus described in this Numbered Paragraph 26N is earned, it shall be paid within 30 days of being earned.

Player’s roster bonus and its payment are subject to Player’s adherence to Player’s covenants and agreements set forth in this Contract.

Player shall be subject to forfeiture of Salary to the maximum extent permitted under Article 4, Section 9 of the Collective Bargaining Agreement, dated August 4, 2011.

//s/
/s/ KENDALL WRIGHT	/s/ RUSTON WEBSTER
PLAYER	CLUB

CONDITIONAL ONE-YEAR PARAGRAPH 5 GUARANTEE

BETWEEN TENNESSEE FOOTBALL, INC. (Club) AND KENDALL WRIGHT (Player)

Despite any contrary language in this NFL Contract, Club agrees that for the year 2015 only Club will pay Player Eight Hundred Eighty-Four Thousand Dollars ($884,000) of the salary provided in Paragraph 5 of Player’s 2015 NFL Contract despite the fact that Player’s NFL Contract is terminated via the NFL waiver system (i) because in Club’s sole judgment, Player’s skill or performance has been unsatisfactory as compared with that of other players competing for positions on Club’s roster and/or (ii) due to Club’s determination that it needs to create room for salary cap purposes to sign another player or players (in any year in which a salary cap is in effect) and/or (iii) due to an NFL football-related injury that Player sustains while practicing or playing for Club after the date of execution hereof, Player is unable, in the sole discretion of Club’s physician, to pass Club’s preseason physical examination for the 2015 League Year and Player’s contract is terminated via the NFL waiver system as a result of such injury. This Guarantee applies only to Player’s 2015 NFL Contract and not to any subsequent years, regardless of whether Player is as of this date under contract or option to Club for a subsequent year or years. This Guarantee is subject to and conditional upon Player timely and faithfully adhering to the terms, conditions and provisions of each of his NFL Contracts with Club. This Guarantee applies only after the date Player passes Club’s physical examination to be administered incident to the execution hereof.

In the event Player, in any of the Contract Year(s), (a) fails or refuses to report to Club or fails to practice with or play for Club or leaves Club for any reason whatsoever including, but not limited to, (i) retires from professional football; (ii) is incarcerated; (iii) is injured or disabled resulting from his breach of Paragraph 3 of the Contract or as a result of his participating in hazardous activities which involve a significant risk of personal injury and are non-football in nature, including, without limitation, water or snow skiing; surfing; hang gliding; bungee jumping; scuba diving; sky diving; rock or mountain climbing; race car driving as driver or passenger; riding a motorcycle, motor bike, all-terrain or similar vehicle as driver or passenger; travel on or flight in any test or experimental aircraft, or serving as a pilot or crew member on any flight; (iv) is suspended by the NFL or Club for Conduct Detrimental or for violating any of the NFL’s disciplinary policies or programs, specifically including the NFL Personal Conduct Policy, the NFL Policy and Program for Substances of Abuse and the NFL Policy on Anabolic Steroids and Related Substances, OR (b) takes any action that materially undermines the public’s respect for, or is materially critical of, the Club, Player’s teammates or the Club’s ownership, management, operations or policies, then the above Guarantee shall immediately be deemed null and void from the beginning and in its entirety regardless of whether or not the above Guarantee had otherwise been earned according to its terms thereof, and Club shall be relieved of the obligation to guarantee such forfeited amount.

This Guarantee in no way supersedes or obviates the applicability of the League’s waiver system to Player. Club may waive or terminate Player’s NFL Contract at any time. Anything herein contained to the contrary notwithstanding, any payment made by Club hereunder shall be made in accordance with the salary payment terms of Player’s applicable Contract with Club.

If Player becomes entitled to receive any amount of the above Guarantee by reason of termination of this NFL Contract via the NFL waiver system, Club shall pay the unpaid amounts of the above Guarantee on the earlier of: (i) the date(s) specified for payment in the Contract; and (ii) a date determined by Club that is no later than the last day of the “applicable 2½ month period” (as defined in Treas. Reg. § 1.409A-1(b)(4)(i)(A)). Any payment made before the payment date that would apply if not for termination of this Contract shall be discounted at a rate or rates determined in accordance with the one-year Treasury Note rate published in The Wall Street Journal of February 1 of the calendar year in which Player receives any such payment (or, if The Wall Street Journal is not published on such February 1, then the last day before such February 1 on which The Wall Street Journal is published).

In the event this NFL Player Contract is terminated and Player subsequently is employed by any football organization, including Club, as a football player, Club’s obligation under the above Guarantee shall be reduced by the amount of any and all compensation including, without limitation, salary and/or any signing, reporting, workout, roster, option, incentive bonuses and/or any other compensation or consideration of any kind received, earned or that reasonably could have been earned by Player from such other football organization, including Club, as applicable, during or with respect to the unexpired term covered by the above Guarantee, and Player shall reimburse Club for any such amounts.

/s/
DATE:	08/01/2012

CLUB:	TENNESSEE FOOTBALL, INC.

BY:	/s/ RUSTON WEBSTER

PLAYER:	/s/ KENDALL WRIGHT
KENDALL WRIGHT

APPENDIX P

OFFSEASON WORKOUT ADDENDUM

FOR PLAYER UNDER CONTRACT

“PLAYER”:	KENDALL WRIGHT

“CLUB”:	TENNESSEE FOOTBALL, INC.

DATE:	08/01/2012

This Addendum shall be part of the NFL Player Contract (“Contract”) between Player and Club.

In the event Club elects to conduct a voluntary offseason workout program (the “Program”) during the 2013, 2014, 2015 and 2016 offseasons, and Player is under contract to Club during such Program, Player shall be invited to participate in the Program.

This offseason program shall be conducted pursuant to the terms of the Collective Bargaining Agreement (“CBA”) including, without limitation, Article 21 and Appendix G.

In the event Player elects to participate in the Program, Player shall receive the minimum daily amount specified in Article 21, Section 3 of the CBA, subject to the terms and conditions of that Section, as well as any additional consideration for participation in Club’s Program specified elsewhere in Player’s NFL Player Contract. All offseason compensation shall be subject to deduction for federal, state and local income taxes, social security, and any other lawful withholdings and deductions, as applicable. The minimum daily amount specified in Article 21, Section 3 shall be paid to Player on a weekly or bi-weekly basis over the course of the Program.

In the event Player is injured during the Program while working out at the Club’s facility under the direction of a Club official, the terms and conditions of Article 21, Section 4 of the CBA and any applicable paragraph of Player’s NFL Player Contract shall govern the respective rights and obligations of Player and Club.

TENNESSEE FOOTBALL, INC.

/
By:	/s/ Ruston Webster	/s/ Kendall Wright
	Ruston Webster	Kendall Wright
EVP & General Manager

	08/01/2012	08/01/2012
	Date	Date

/s/ Jeff Nalley
Contract Advisor – Jeff Nalley

08/01/2012
Date